UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: June 28, 2023

(Date of earliest event reported)

FALCONSTOR SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23970	77-0216135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 400,

Austin, TX 78701

(Address of principal executive offices, including zip code)

631-777-5188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On June 28, 2023, FalconStor Software, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its intent to file a Form 15 by July 12, 2023 with the Securities and Exchange Commission to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is eligible to deregister its common stock by filing a Form 15 under Section 12(g) of the Exchange Act because it has fewer than 300 shareholders of record. The Company’s obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, under Section 13(a) of the Exchange Act will be suspended upon filing the Form 15. The deregistration under Section 12(g) of the Exchange Act is expected to be effective 90 days after filing the Form 15, at which time the Company’s other filing requirements under Section 13(a) of the Exchange Act will terminate.

A copy of the Press Release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 28, 2023, of FalconStor Software, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2023	FALCONSTOR SOFTWARE, INC.

	By:	/s/ Vincent Sita
		Name:	Vincent Sita
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated June 28, 2023, of FalconStor Software, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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